UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

StellarOne Corporation

(Exact name of registrant as specified in its charter)

VIRGINIA	000-22283	54-1829288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Peter Jefferson Parkway, Suite 250

Charlottesville, Virginia 22911

(Address of principal offices, including zip code)

(540) 829-1633

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 8, 2009, the Personnel and Compensation Committee of the Board of Directors of StellarOne Corporation (the “Company”) granted awards of restricted stock to each of the following four executive officers—O.R. Barham, Jr., the Company’s President and Chief Executive Officer, Jeffrey W. Farrar, the Company’s Executive Vice President and Chief Financial Officer, Litz H. Van Dyke, the Company’s Executive Vice President and Chief Operating Officer, and Gregory W. Feldmann, President of StellarOne Bank, the wholly owned bank subsidiary of the Company. Each award was made pursuant to the StellarOne Corporation Stock Incentive Plan (the “Plan”).

The Company granted awards of restricted stock to the executive officers as follows: Mr. Barham, 8,159 shares of common stock; Mr. Farrar, 2,961 shares of common stock; Mr. Van Dyke, 3,250 shares of common stock; and Mr. Feldmann, 3,250 shares of common stock.

The terms of each award are set forth in a Restricted Stock Agreement (the “Agreement”) between the Company and the officer. Under the Agreement, the award vests and becomes non-forfeitable based on time, provided the officer remains employed with the Company and/or any of its subsidiaries as of the applicable date, with 40% of the total award vesting on September 8, 2011; 20% vesting on September 8, 2012; 20% vesting on September 8, 2013; and the remaining 20% vesting on September 8, 2014. If there is a change in control of the Company, as defined in the Plan, all restricted stock that had not previously vested will vest as of the date of the change in control.

Each officer is the beneficial owner of the shares of restricted stock, subject to the restriction on transferability and risk of forfeiture. As such, each officer has full voting rights with respect to the award shares and is entitled to receive dividends and other distributions paid with respect to the award shares.

The full text of the form of the Agreement for the awards described above is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit
10.1	Form of Restricted Stock Agreement between StellarOne Corporation and each of O.R. Barham, Jr., Jeffrey W. Farrar, Litz H. Van Dyke and Gregory W. Feldmann.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StellarOne Corporation

Date: September 11, 2009	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Form of Restricted Stock Agreement between StellarOne Corporation and each of O.R. Barham, Jr., Jeffrey W. Farrar, Litz H. Van Dyke and Gregory W. Feldmann.

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